Exhibit 99.3

Citigroup Global Technology Conference Terrence Curtin Chief Financial Officer September 8, 2010

Forward-Looking Statement/ Non-GAAP Measures Forward-Looking Statements --This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Tyco Electronics has no intention and is under no obligation to update or alter (and expressly disclaims any such intention or obligation to do so) its forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results and the acquisition of ADC Telecommunications, Inc. (ADC). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as developments in the credit markets; conditions affecting demand for products, particularly the automotive industry and the telecommunications, computer and consumer electronics industries; future goodwill impairment; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; political, economic and military instability in countries in which we operate; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the ADC transaction may not be consummated; the risk that a regulatory approval that may be required for the transaction is not obtained or is obtained subject to conditions that are not anticipated; the risk that ADC will not be integrated successfully into Tyco Electronics; and the risk that revenue opportunities, cost savings and other anticipated synergies from the transaction may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in Tyco Electronics’ Annual Report on Form 10-K for the fiscal year ended September 25, 2009 and Quarterly Reports on Form 10-Q for the quarterly periods ended December 25, 2009, March 26, 2010 and June 25, 2010, as well as in Tyco Electronics’ Current Reports on Form 8-K and other reports filed by Tyco Electronics with the Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

TE is a World Leader Enabling Connectivity

Serving Large Attractive Markets

Consumer


Transportation


Consumer Products

Industrial and Infrastructure


Communications


SubCom


Energy


Industrial Equipment


Aerospace & Defense


Medical

With a Wealth of Technology Platforms


Connectors


Fiber Optics


Touch Systems


Circuit Protection


Sealing & Protection


Wireless


Precision Wire & Cable

And Extensive Global Resources

- **~7,000 Engineers** Close to our Customers
- **~5,000 Salespeople** Advising our Customers
- **>150 Countries** Served
- **~90 Manufacturing Sites** Serving Every Region

Global Leader in Markets Expected to Grow 2X GDP

Tyco Electronics

page 2 / September 8, 2010

9 Months 2010 Sales $8.9 Billion Electronic Components 67% Network Solutions 14% Subsea Communications 6% Fiscal 2010 - 9 Months YTD Financial Overview * Adjusted operating income and adjusted operating margin are non-GAAP measures. See Appendix for description and reconciliation to applicable GAAP measures. 9 Months 2010 Adj. Operating Income* $1.2 Billion (13.5% Margin) Electronic Components 65% (13.1%) Specialty Products 14% (15.2%) Subsea Communications 10% (20.2%) Specialty Products 13% Network Solutions 11% (11.0%) On track to reach adjusted operating margin* goal of 15%+

Q4 Outlook ($ in Millions, except per share amounts) Q4 Outlook* Q4 FY09 Q3 FY10 Sales $3,050 to $3,150 $2,698 $3,084 Operating Income $370 to $400 $176 $467 Restructuring and Other Charges ($60) ($45) ($3) Other Items - - $7 Adjusted Operating Income $430 to $460 $221 $463 GAAP Diluted EPS $0.58 to $0.62 $0.18 $0.72 Adjusted Diluted EPS $0.68 to $0.72 $0.30 $0.70 * Assumes current currency exchange rates Q4 Outlook* Sales up 13-17% year over year; essentially flat sequentially Subsea Communications of ~$150 million Adjusted operating margin of 14%+ Full Year Outlook* Sales of ~$12.0 billion, up 17% year over year Ex Subsea Communications – up 24% year over year Adjusted EPS of $2.49 to $2.53, up from $0.81 in prior year Gross margin ~31%, up from 25% last year

Leverage technology across the company Increase investment in R&D Reinvigorate the channel Strategic acquisitions Accelerating Growth 8 – 10% Annual Growth 15%+ Operating Margins* Free Cash Flow Approximates Net Income* Financial Goals *Adjusted operating margin and free cash flow are non-GAAP measures. See Appendix for definitions. Strategic Priorities: 2010 and Beyond

Appendix

Non-GAAP Measures Non-GAAP Measures “Organic Sales Growth,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax (Expense) Benefit,” “Adjusted Effective Tax Rate,” “Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by the company to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency, acquisitions and divestitures. Organic Sales Growth is a useful measure of the company’s performance because it excludes items that: i) are not completely under management’s control, such as the impact of foreign currency exchange; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. The limitation of this measure is that it excludes items that have an impact on the company’s sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. The company has presented its operating income before special items including charges related to legal settlements and reserves, restructuring charges, impairment charges, acquisition related charges, and other income or charges (“Adjusted Operating Income”). The company utilizes Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It is also a significant component in the company’s incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it better reflects the company’s underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges related to legal settlements and reserves, restructuring charges, impairment charges, acquisition related charges and other income or charges that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the company’s reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. The company has presented its operating margin before special items including charges related to legal settlements and reserves, restructuring charges, impairment charges, acquisition related charges and other income or charges (“Adjusted Operating Margin”). The company presents Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. Because the company cannot predict the amount and timing of such items and the associated charges or gains that will be recorded in the company’s financial statements, it is difficult to include the impact of those items in the forecast. The company has presented other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items and the gain on retirement of debt (“Adjusted Other Income, Net”). The company presents Adjusted Other Income, Net as it believes that it is appropriate for investors to consider results excluding these items in addition to its results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items and the gain on retirement of debt. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The company has presented income tax (expense) benefit after adjusting for the tax effect of special items including charges related to restructuring, impairment charges, acquisition related charges and other income or charges, and certain significant special tax items (“Adjusted Income Tax (Expense) Benefit”). The company presents Adjusted Income Tax (Expense) Benefit to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax (Expense) Benefit and income tax (expense) benefit (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax (expense) benefit. This limitation is best addressed by using Adjusted Income Tax (Expense) Benefit in combination with income tax (expense) benefit (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles

Non-GAAP Measures (cont.) The company has presented effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring, impairment charges, acquisition related charges and other income or charges, and certain significant special tax items (“Adjusted Effective Tax Rate”). The company presents Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The company has presented income from continuing operations attributable to Tyco Electronics Ltd. before special items including charges related to legal settlements and reserves, restructuring charges, impairment charges, acquisition related charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). The company presents Adjusted Income from Continuing Operations as it believes that it is appropriate for investors to consider results excluding these items in addition to its results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding the company’s underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to Tyco Electronics Ltd. (the most comparable GAAP measure) consists of the impact of charges related to legal settlements and reserves, restructuring charges, impairment charges, acquisition related charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the company’s reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to Tyco Electronics Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The company has presented diluted earnings per share from continuing operations attributable to Tyco Electronics Ltd. before special items, including charges related to legal settlements and reserves, restructuring charges, impairment charges, acquisition related charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). The company presents Adjusted Earnings Per Share because it believes that it is appropriate for investors to consider results excluding these items in addition to its results in accordance with GAAP. The company believes such a measure provides a picture of its results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to Tyco Electronics Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of the company’s cash generation which is free from any significant existing obligation. The difference between cash flows from operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows that the company believes are useful to identify. FCF permits management and investors to gain insight into the amount that management employs to measure cash that is free from any significant existing obligation. The difference reflects the impact from: net capital expenditures, voluntary pension contributions, and cash impact of special items. Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. The company forecasts its cash flow results excluding any voluntary pension contributions because it has not yet made a determination about the amount and timing of any such future contributions. In addition, the company’s forecast excludes the cash impact of special items because the company cannot predict the amount and timing of such items.

Non-GAAP Measures (cont.) The limitation associated with using FCF is that it subtracts cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and that therefore may imply that there is less or more cash that is available for the company's programs than the most comparable GAAP measure. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The measure should be used in conjunction with other GAAP financial measures. Investors are urged to read the company’s financial statements as filed with the Securities and Exchange Commission. Because the company does not predict the amount and timing of special items that might occur in the future, and its forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, the company does not provide reconciliations to GAAP of its forward-looking financial measures.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 25, 2010 (UNAUDITED) Adjustments Restructuring and Other Tax Other Items, Adjusted U.S. GAAP Charges, Net (1) Items (2) Net (3) (Non-GAAP) (4) ($ in millions, except per share data) Operating Income: Electronic Components $723 $56 $- $- $779 Network Solutions 122 16 - - 138 Specialty Products 166 5 - - 171 Subsea Communications 116 1 - - 117 Pre-separation litigation credits 7 - - (7) - Total $1,134 $78 $- $(7) $1,205 Operating Margin 12.7% 13.5% Other Income, Net $125 $- $(97) $- $28 Income Tax Expense $(348) $(17) $72 $- $(293) Income from Continuing Operations Attributable to Tyco Electronics Ltd. $806 $61 $(25) $(7) $835 Diluted Earnings per Share from Continuing Operations Attributable to Tyco Electronics Ltd. $1.75 $0.13 $(0.05) $(0.02) $1.82 (1) Includes $81 million recorded in net restructuring and other charges and a $3 million credit recorded in cost of sales. (2) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. Also includes an income tax benefit recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards. (3) Consists of $7 million of credits related to pre-separation securities litigation. (4) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 25, 2010 (UNAUDITED) Adjustments Restructuring and Other Tax Other Items, Adjusted U.S. GAAP Charges, Net Items (1) Net (2) (Non-GAAP) (3) ($ in millions, except per share data) Operating Income: Electronic Components $298 $4 $- $- $302 Network Solutions 60 (1) - - 59 Specialty Products 66 1 - - 67 Subsea Communications 36 (1) - - 35 Pre-separation litigation credits 7 - - (7) - Total $467 $3 $- $(7) $463 Operating Margin 15.1% 15.0% Other Income, Net $42 $- $(33) $- $9 Income Tax Expense $(144) $- $26 $- $(118) Effective Tax Rate 30.3% 26.9% Income from Continuing Operations Attributable to Tyco Electronics Ltd. $330 $3 $(7) $(7) $319 Diluted Earnings per Share from Continuing Operations Attributable to Tyco Electronics Ltd. $0.72 $0.01 $(0.02) $(0.02) $0.70 (1) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the completion of an audit of prior year tax returns. Also includes the related impact to other income pursuant to to the Tax Sharing Agreement with Tyco International and Covidien. (2) Consists of $7 million of credits related to pre-separation securities litigation. (3) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 25, 2009 Adjustments Restructuring and Other Tax Retirement Adjusted U.S. GAAP Charges, Net (1) Items (2) of Debt (Non-GAAP) (3) ($ in millions, except per share data) Operating Income: Electronic Components $38 $24 $- $- $62 Network Solutions 37 14 - - 51 Specialty Products 47 4 - - 51 Subsea Communications 54 3 - - 57 Total $176 $45 $- $- $221 Operating Margin 6.5% 8.2% Other Income (Expense), Net $(55) $- $86 $(22) $9 Income Tax Expense $(3) $(9) $(46) $- $(58) Effective Tax Rate 3.5% 29.4% Income from Continuing Operations Attributable to Tyco Electronics Ltd. $81 $36 $40 $(19) $138 Diluted Earnings per Share from Continuing Operations Attributable to Tyco Electronics Ltd. $0.18 $0.08 $0.09 $(0.04) $0.30 (1) Includes $46 million recorded in net restructuring and other charges and a $1 million credit recorded in cost of sales. (2) Includes an income tax benefit primarily related to proposed adjustments to prior year tax returns, and charges to other expense pursuant to the Tax Sharing Agreement with Tyco International and Covidien. (3) See description of non-GAAP measures contained in this appendix.